EXHIBIT 99.1

November 3, 2008

Securities & Exchange Commission 100 F Street, N.E. Washington, DC 20549

Re:    XELR8 Holdings, Inc.

Dear Commission:

We have read the statements of XELR8 Holdings, Inc., included under Item 4.01 of Form 8-K, with respect to this firm's resignation as the registered independent accounting firm of XELR8 Holdings, Inc. that occurred on November 1, 2008. We agree with the statements made in response to that Item insofar as they relate our firm.

Very Truly Yours,

Gordon, Hughes & Banks, LLP